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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 30, 1997


                            STREAMLOGIC CORPORATION
             (Exact name of registrant as specified in its charter)



 DELAWARE                                                     95-3093858
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                           identification number)


                        COMMISSION FILE NUMBER:  0-12046


                                1555 ADAMS DRIVE
                          MENLO PARK, CALIFORNIA 94025
             (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 833-4833

                             21329 NORDHOFF STREET
                          CHATSWORTH, CALIFORNIA 91311
         (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On May 30, 1997, StreamLogic Corporation (the "Company") and their independent auditors, Ernst & Young LLP ("E&Y") mutually agreed to terminate their relationship. In addition, on May 30, 1997 the Company engaged Deloitte & Touche, LLP ("Deloitte & Touche") as its new independent auditors. The Company's termination of its relationship with E&Y and the appointment of Deloitte & Touche was unanimously recommended by the Company's Board of Directors.

     E&Y audited the consolidated balance sheets of the Company, and the related consolidated statements of operations, stockholders' equity (deficiency), and cash flows for the years ended December 29, 1995 and December 30, 1994 and the transition period from December 30, 1995 through March 29, 1996 (collectively, the "Financial Statements"). E&Y's reports on the Financial Statements did not contain an adverse opinion, disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the report on the Company's consolidated financial statements for the year ended December 29, 1995 which contained an explanatory paragraph with respect to the Company's ability to continue as a going concern.

     During the two most recent fiscal years and the subsequent interim periods, there were no reportable events as contemplated by Item 304 of Regulation S-K and no disagreements between the Company and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement in their report.

     The Company has requested E&Y to provide a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated June 4, 1997 is filed as an Exhibit to this Form 8-K.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                    Exhibits
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16.     Letter Regarding Change in Certifying Accountant

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             STREAMLOGIC CORPORATION
                             (Registrant)



Date:  June 4, 1997          By  /s/ Mark M. Glickman
                                --------------------------------
                                    Mark M. Glickman
                                    Chief Financial
                                    Officer

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                                 Exhibit Index
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16.    Letter Regarding Change in Certifying Accountant

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